SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                               September 24, 1999
                Date of report (date of earliest event reported)



                       UNITED SHIPPING & TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

      UTAH                           000-28452                 87-0355929

(State or Other              (Commission File Number)       (IRS Employer
Jurisdiction                                                Identification No.)
of Incorporation)



        9850 51st Avenue, North, Suite 110, Minneapolis, Minnesota 55442
        ----------------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (612) 941-4080
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On September 24, 1999, United Shipping & Technology, Inc. (the "Company"), acquired Corporate Express Delivery Systems, Inc. ("CEDS") from CEX Holdings, Inc. ("CEX") pursuant to a merger of CEDS with the Company's wholly-owned subsidiary, United Shipping & Technology Acquisition Corp., ("Acquisition Corp.") a recently incorporated Delaware corporation. With the acquisition of CEDS, the Company believes that it has become the leader in nationwide customized delivery solutions for same-day, time-critical shipping and distribution in the United States. The Company provides an array of same-day ground and air delivery services, including scheduled delivery, on-demand delivery, distribution services and air courier services, from a network of approximately 230 locations in 83 of the top 100 metropolitan areas in the United States. The Company's operations are supported by a fleet of approximately 9,800 vehicles, including 4,700 Company-leased and owned vehicles and 5,100 vehicles utilized by independent contractors. The Company has approximately 10,000 employees. UST Delivery Systems, Inc. ("Delivery Systems") has offices in Australia, Canada, France, Hong Kong and the United Kingdom, to facilitate its same-day international air delivery business.

         The purchase price of the acquisition was approximately $60.6 million, consisting of $43.0 million in cash provided by institutional debt financing, and the remainder in a combination of short and long-term notes issued to CEX. CEDS was the surviving corporation in the merger, and changed its name to UST Delivery Systems. Delivery Systems, which remains a wholly-owned subsidiary of the Company, is incorporated in Delaware.

         The Company obtained the following financing for the acquisition of
CEDS:

         The Company's primary source of financing was through a credit agreement (the "Credit Agreement") with General Electric Capital Corporation ("GE"). Pursuant to the Credit Agreement, Delivery Systems issued to GE a revolving note in the amount of $55,000,000 (the "Revolving Note") which includes a swing line note in the amount of $5,000,000 (the "Swing Line Note"). The Revolving Note and Swing Line Note are secured by, among other things, Delivery Systems' receivables.

         The Company and Delivery Systems also entered into a note and warrant purchase agreement (the "Bayview Agreement") with Bayview Capital Partners LP ("Bayview"). Pursuant to the Bayview Agreement, Delivery Systems and the Company issued to Bayview a $5,000,000 senior subordinated note. As additional consideration for providing the funding, the Company granted to Bayview a ten-year common stock purchase warrant (the "Warrant"). Pursuant to the terms of the Warrant, Bayview has the right to purchase up to 1,366,220 shares of the Company's $.004 par value per share common stock (the "Common Stock") at an exercise price equal to $3.3125 per share.

         Pursuant to a Merger Agreement between CEX, CEDS, the Company and Acquisition Corp., Delivery Systems issued a long-term subordinated promissory note in the amount of $6,519,000, a short-term subordinated promissory note in the amount of $7,500,000 and a convertible subordinated promissory note (the "Convertible Note") in the amount of $3,600,000 to CEX. Pursuant to such Convertible Note, CEX has the right to purchase, by exchanging all or any portion of the principal balance of the Convertible

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Note, shares of the Company's Common Stock at an exchange rate of $4.59 per share. The maximum number of shares of Common Stock that the Company would be required to issue to CEX in connection with the Convertible Note would be 784,314 shares. The Convertible Note is subordinate to the obligations of the Company and Delivery Systems owing to both GE and Bayview.

         Pursuant to the terms of the Convertible Note and the Warrant, the Company may be required to issue up to a maximum of 2,150,534 shares of Common Stock, which amount will not be in excess of 20% of the Company's current outstanding shares of Common Stock.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  The financial statements required by this Item will be filed by amendment not later than sixty (60) days after the date that this initial report on Form 8-K must be filed.

         (b)      Pro forma financial information.

                  The pro forma financial information required by this Item will be filed by amendment not later than sixty (60) days after the date that this initial report on Form 8-K must be filed.

         (c)      Exhibits.

          Exhibit No.                       Description
          -----------                       -----------

                  2.1 Merger Agreement by and among CEX Holdings, Inc., Corporate Express Delivery Systems, Inc., United Shipping & Technology, Inc. and United Shipping & Technology Acquisition Corp., dated as of September 8, 1999.

                  2.2 Amendment No. 1 to Merger Agreement by and among CEX Holdings, Inc., Corporate Express Delivery Systems, Inc., United Shipping & Technology, Inc. and United Shipping & Technology Acquisition Corp., dated as of September 22, 1999.

                  10.1 Long-Term Subordinated Promissory Note by and among UST Delivery Systems, Inc. and CEX Holdings, Inc., dated September 24, 1999.

                  10.2 Short-Term Subordinated Promissory Note by and among UST Delivery Systems, Inc. and CEX Holdings, Inc., dated September 24, 1999.

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                  10.3     Convertible Subordinated Promissory Note by and among
                           UST Delivery Systems, Inc. and CEX Holdings, Inc., dated September 24, 1999.

                  10.4 Exchange Agreement by and among United Shipping & Technology, Inc., UST Delivery Systems, Inc. and CEX Holdings, Inc., dated as of September 24, 1999.

                  10.5 Credit Agreement by and among UST Delivery Systems, Inc. and General Electric Capital Corporation, dated as of September 24, 1999.

                  10.6 Revolving Note by and among UST Delivery Systems, Inc. and General Electric Capital Corporation, dated September 24, 1999.

                  10.7 Swing Line Note by and among UST Delivery Systems, Inc. and General Electric Corporation, dated September 24, 1999.

                  10.8 Note and Warrant Purchase Agreement by and among United Shipping & Technology, Inc., UST Delivery Systems, Inc. and Bayview Capital Partners LP, dated as of September 24, 1999.

                  10.9 Senior Subordinated Note by and among United Shipping & Technology, Inc., UST Delivery Systems, Inc. and Bayview Capital Partners LP, dated September 24, 1999.

                  10.10 Warrant to Purchase Common Stock of United Shipping & Technology, Inc. issued to Bayview Capital Partners LP, dated September 24, 1999.

                  10.11 Intercreditor and Subordination Agreement by and among Bayview Capital Partners LP, UST Delivery Systems, Inc., United Shipping & Technology, Inc. and General Electric Capital Corporation, dated as of September 24, 1999.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 8, 1999                  By: /s/ Kenneth D. Zigrino
                                          --------------------------------------
                                       Name:  Kenneth D. Zigrino
                                       Title: Vice President - Administration,
                                              General Counsel and Secretary

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER

       2.1 Merger Agreement by and among CEX Holdings, Inc., Corporate Express Delivery Systems, Inc., United Shipping & Technology, Inc. and United Shipping & Technology Acquisition Corp., dated as of September 8, 1999.

       2.2 Amendment No. 1 to Merger Agreement by and among CEX Holdings, Inc., Corporate Express Delivery Systems, Inc., United Shipping & Technology, Inc. and United Shipping & Technology Acquisition Corp., dated as of September 22, 1999.

       10.1 Long-Term Subordinated Promissory Note by and among UST Delivery Systems, Inc. and CEX Holdings, Inc., dated September 24, 1999.

       10.2 Short-Term Subordinated Promissory Note by and among UST Delivery Systems, Inc. and CEX Holdings, Inc., dated September 24, 1999.

       10.3 Convertible Subordinated Promissory Note by and among UST Delivery Systems, Inc. and CEX Holdings, Inc., dated September 24, 1999.

       10.4 Exchange Agreement by and among United Shipping & Technology, Inc., UST Delivery Systems, Inc. and CEX Holdings, Inc., dated as of September 24, 1999.

       10.5 Credit Agreement by and among UST Delivery Systems, Inc. and General Electric Capital Corporation, dated as of September 24, 1999.

       10.6 Revolving Note by and among UST Delivery Systems, Inc. and General Electric Capital Corporation, dated September 24, 1999.

       10.7 Swing Line Note by and among UST Delivery Systems, Inc. and General Electric Corporation, dated September 24, 1999.

       10.8 Note and Warrant Purchase Agreement by and among United Shipping & Technology, Inc., UST Delivery Systems, Inc. and Bayview Capital Partners LP, dated as of September 24, 1999.

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       10.9   Senior Subordinated Note by and among United Shipping &
              Technology, Inc., UST Delivery Systems, Inc. and Bayview Capital Partners LP, dated September 24, 1999.

       10.10 Warrant to Purchase Common Stock of United Shipping & Technology, Inc. issued to Bayview Capital Partners LP, dated September 24, 1999.

       10.11 Intercreditor and Subordination Agreement by and among Bayview Capital Partners LP, UST Delivery Systems, Inc., United Shipping & Technology, Inc. and General Electric Capital Corporation, dated as of September 24, 1999.